[EXHIBIT 10.55 - Certain portions of this document have been omitted in the publicly filed version of this document pursuant to the Registrant's request for confidential treatment and filed separately with the Securities and Exchange Commission.
Omitted confidential information is indicated in brackets in this Exhibit.]


        SPD ELECTRONICS PATENT LICENSE AGREEMENT
                        AMONG
           RESEARCH FRONTIERS INCORPORATED
                         AND
           SPD CONTROL SYSTEMS CORPORATION
                         AND
                      DAIMLER AG


This License Agreement ("Agreement") effective as of December
22, 2010 by and among RESEARCH FRONTIERS INCORPORATED, a Delaware corporation ("LICENSOR") and SPD CONTROL SYSTEMS CORPORATION, a New York corporation ("SCSC") and DAIMLER AG, a corporation formed under the laws of Germany - Mercedesstrasse 137, 70327 Stuttgart, Germany ("LICENSEE").

RECITALS

WHEREAS, LICENSOR has been engaged in research and development in the application of physicochemical concepts to Light Valves and Light Valve Control Units, including Light Valve Transportation Vehicle Window Products (as such capitalized terms are hereinafter defined) and of methods and apparatus relating to products incorporating such concepts; and is possessed of and can convey information, intellectual property, and know-how for such products and rights to manufacture, use and sell such products; and

WHEREAS, SCSC as a licensee of Research Frontiers Inc. has been engaged in research and development of electronic controllers to operate Light Valves including Light Valve Transportation Vehicle Window Products, and has and can convey information, intellectual property and know-how for such electronic controllers and rights to manufacture, use and sell such electronic controllers; and

WHEREAS, LICENSEE is interested in manufacturing or having manufactured for it by its suppliers for use or incorporation of Light Valve Control Units in its Transportation Vehicles; and

WHEREAS, LICENSEE desires to acquire from LICENSOR and SCSC, and LICENSOR and SCSC desire to grant to LICENSEE, licenses with respect to intellectual property rights of LICENSOR and SCSC for use on Light Valve Control Units;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.


1	DEFINITIONS.

The following terms when used herein shall have the respective meanings set forth in this Article 1.

The "Effective Date" of this Agreement shall be the date which is the last date of formal execution of this Agreement by duly authorized representatives of the parties to this Agreement as indicated on the signature page of this Agreement.

"Licensed Territory" means countries with LICENSOR's intellectual property rights listed in Schedule A.

"Light Valve" means a variable light transmission device comprising: a cell including cell walls, containing or adapted to contain an activatable material, described hereinafter, such that a change in the optical characteristics of the activatable material affects the characteristics of light absorbed by, transmitted through and/or reflected from the cell; means incorporated in or on the cell, or separate therefrom for applying an electric or magnetic field to the activatable material within the cell; and coatings, (including, but not limited to, electrodes), spacers, seals, electrical and/or electronic components, and other elements incorporated in or on or combined with the cell. The activatable material, which the cell contains or is adapted to contain, includes in it solid suspended particles, which when subjected to a suitable electric or magnetic field, orient to produce a change in the optical characteristics of the device, and may be in the form of a liquid suspension, gel, film or other material.

"Light Valve Control Unit" or "LVCU" means a device used to operate Light Valve Transportation Vehicle Window Products containing electronics, including but not limited to, circuit boards, controllers, software, connectors and wiring, but this definition shall not include the products themselves incorporating a Light Valve such as Light Valve Transportation Vehicle Window Products. The Light Valve Control Unit is subjected to at least one of the intellectual property rights listed in Schedule A.

"Light Valve Transportation Vehicle Window Product" means a Light Valve used or intended for use as a window (including sunroofs, vehicle roofs, roof panels, windshields, and side and rear window panes which are an integral part of the internal or external structure of such vehicle) whether the window is supplied as original equipment or a replacement window pane, integrally incorporated in a Transportation Vehicle of a type not primarily designed or primarily intended for military use. The term "Light Valve Transportation Vehicle Window Product" shall not include a Light Valve used or intended for use as a sunvisor, but may include Light Valves which are used or intended for use in a non-military Transportation Vehicle as, or as part of, or are laminated to, or the surface area of which is primarily attached to, a window, sunroof or windshield.

The term "Transportation Vehicle" shall mean passenger cars, recreational vehicles, trucks, buses, mobile cranes, trains, boats, agricultural, construction and mining equipment, but shall not include other types of vehicles such as aircraft, space craft and space-stations.

"Intellectual Property" means all patents and patent applications listed in Schedule A.

LICENSOR, LICENSEE and SCSC each individually referred to as a "Party" and collectively referred to as the "Parties".


 [Confidential Information Omitted and filed separately with the Securities and Exchange Commission]


2	GRANT OF LICENSE.

	2.1  License.

(a)	SCSC hereby grants to LICENSOR a non-exclusive right
and license (including the right to grant sublicenses) to sublicense to LICENSEE any invention claimed in (i) any of the unexpired patents, in any country, now or hereafter listed under "SCSC Intellectual Property" on Schedule A attached hereto or (ii) unexpired patents which issue from pending patent applications now or hereafter listed under "SCSC Intellectual Property" on Schedule A, and any continuations, continuations-in-part, divisions, reissues, reexaminations, or extensions thereof.

(b)	LICENSOR hereby grants LICENSEE a non-exclusive
right and license to make, have made, use, distribute, offer, lease, sell or otherwise dispose of any invention claimed in
(i) any of the unexpired patents, in any country, now or hereafter listed on Schedule A attached hereto or (ii) unexpired patents which issue from pending patent applications, in any country, now or hereafter listed in Schedule A, and any continuations, continuations-in-part, divisions, reissues, reexaminations, or extensions thereof for use or incorporation of Light Valve Control Units in LICENSEE's Transportation Vehicles.

	2.2   No Other Rights.  LICENSEE agrees that,
except for the specific licenses granted to it under
Section 2.1 hereof for use in Light Valve Control Units,
LICENSEE has not acquired any rights or licenses under this Agreement to use Light Valves or any components thereof made by or for LICENSEE pursuant to this Agreement.

3 ROYALTY PAYMENTS, CONSIDERATIONS, REPORTS AND RECORD-KEEPING.

	3.1 Royalties and Reports on Net Sales.

(a)	During the term of this Agreement, LICENSEE agrees
to pay LICENSOR upon distribution of the vehicle a royalty hereunder which shall be [Confidential Information Omitted and filed separately with the Securities and Exchange Commission]


(b)	The royalty plus the corresponding sales tax, are to
be paid by LICENSEE on a monthly basis and shall be due on or before the last day of each month and shall cover production made for the month prior. [Confidential Information Omitted and filed separately with the Securities and Exchange Commission]


(c)	The Parties shall take all measures in accordance
with domestic law and the Treaty on the Avoidance of Double
Taxation between the United States of America and Germany
("the Treaty") to ensure a reduction of or exemption from, as the case may be, taxes which might become payable in connection with this Agreement.

All sales taxes shall be borne by LICENSEE. All other taxes of any kind whatsoever in connection with payments made by LICENSEE and imposed on LICENSOR by the US tax authorities shall be borne by LICENSOR and/or SCSC.
All taxes or duties of any kind whatsoever in connection with payments made by LICENSEE and imposed or to be paid in Germany shall be borne by LICENSEE. The preceding sentence does not apply to income taxes imposed or withheld in accordance with the Treaty.

In case LICENSEE is required to withhold taxes in accordance with the Treaty from the payments under this Agreement, LICENSEE shall exercise its best effort to attain that the payment to LICENSOR will be taxed at the reduced rate under German tax law and the Treaty at the time of payment.

In case LICENSEE is required to withhold taxes from payments under this Agreement, LICENSEE shall provide
LICENSOR with original copies of the tax receipt and any other documents that evidence calculation and payment of the tax without undue delay. These documents shall specify LICENSOR as tax payer, the amount of the tax paid, the tax law and the regulation on which such tax payment is based, the tax rate or the amount on which such rate is based, and the date of payment of the tax.

3.2	Minimum Royalties

Regardless of whether LICENSEE is distributing, purchasing or selling any Light Valve Control
Units, during the term of this Agreement LICENSEE agrees to pay LICENSOR an initial fee of [Confidential
Information Omitted and filed separately with the Securities and Exchange Commission] EUR after full signing of this License Agreement with LICENSORs invoice being issued on or before December 31, 2010, a second fee payment of [Confidential Information
Omitted and filed separately with the
Securities and Exchange Commission] EUR due on or before January 31, 2011 and the non-refundable minimum royalties (in EUR) specified below for each of the stated periods:

Period			Minimum Royalty

Confidential Information Omitted and filed separately with the Securities and Exchange Commission]

3.3	Time and Method of Other Payments.

(a)	LICENSOR shall send LICENSEE an invoice after
the end of each calendar year beginning with the 2012 calendar year for any shortfall between the amounts paid by LICENSEE to LICENSOR pursuant to Section 3.1 hereof during such calendar year and the Minimum
Annual Royalty Payment due under Section 3.2 hereof.
The aforementioned invoices will be paid by 25th day of the following month after LICENSOR has sent the applicable invoice.

(b)	All other payments shall be due on the date
specified in this Agreement, or if no date is specified, within 30 days of invoice.

(c)	The payment will be increased by 1% for
the amount due for each month or part thereof for which LICENSEE is in arrears with payment.

(d)	All payments made to LICENSOR shall be
paid by wire transfer of immediately available funds to the account of Research Frontiers
Incorporated at Chase Manhattan Bank, 6040
Tarbell Road, Syracuse, New York 13206, Account
No.: xxx-xxx-xxx, ABA Wire Code No.: 021 000 021,
 or to such other account or place, as LICENSOR may specify in a notice to LICENSEE.

	3.4  Recordkeeping.

LICENSEE shall keep true and accurate records, files and books of accounts that relate to Light Valve Control Units and their use on LICENSEE's vehicles, all data reasonably required for the full computation and verification of the manufacture, sale, delivery and receipt of Light Valve
Control Units, deductions therefrom and
royalties to be paid.

LICENSOR and LICENSEE agree that an
independent certified public accounting
firm (selected by LICENSOR from the
largest ten certified public accounting
firms in the United States of America,
Germany or any country in the Licensed
Territory) may audit such records, files and books of accounts to determine the accuracy of the statements given by LICENSEE pursuant to Section 3.1 hereof.
Such an audit shall be made upon reasonable advance notice to LICENSEE and during usual business hours. The cost of the audit shall be borne by LICENSOR unless the audit shall disclose a breach by LICENSEE of any term of this Agreement, or an underpayment error in excess of three percent of the total monies paid to LICENSOR by LICENSEE during the audited period, in which case LICENSEE shall bear the full cost of such audit.
LICENSEE agrees to pay LICENSOR all
additional monies that are disclosed by
the audit to be due and owing to LICENSOR within thirty days of the receipt of the report.

4	OBLIGATIONS OF LICENSEE.

	4.1  Indemnification.  LICENSEE agrees
to indemnify and hold harmless LICENSOR and SCSC, and each of their affiliates for any claims, warranties, or liability relating to the production, installation or use of Light Valve Control Units.

	4.2  No Warranties by LICENSOR or
SCSC. LICENSOR and SCSC do not represent or warrant the performance of any Light
Valve Control Unit or of any material,
component, or information provided
hereunder, and LICENSEE expressly
acknowledges and agrees that any such
material, Component or information
provided by LICENSOR and SCSC hereunder
is provided "AS IS" and that LICENSOR and SCSC make no warranty with respect thereto and DISCLAIM ALL WARRANTIES, EXPRESS OR
IMPLIED,  INCLUDING BUT NOT LIMITED TO THE
IMPLIED WARRANTIES OF MERCHANTABILITY AND
FITNESS FOR A PARTICULAR PURPOSE, WITH
RESPECT THERETO, ITS USE OR ANY INABILITY
TO USE IT, OR THE RESULTS OF ITS USE. In no event shall LICENSOR or SCSC be liable for any damages, whether in contract or tort (including negligence), including but not limited to direct, consequential, special, exemplary, incidental and indirect damages, arising out of or in connection with this Agreement or the use, the results of use, or the inability to use, or incorporation into a vehicle of any Light Valve
Control Unit, material, component
or information provided hereunder.

5 	TRADEMARKS.

All trademarks or service marks that
either party may adopt and use for
Light Valve Control Units or other
products incorporating Light Valves
are and shall remain the exclusive
property of the adopting party, and
the other party shall not obtain
any rights and license to such marks
under this Agreement, LICENSOR and
SCSC however are allowed to refer
to LICENSEE by using LICENSEE's
name Daimler AG.

LICENSOR may require LICENSEE to
indicate on packaging that Light
Valve Control Units are licensed
from Research Frontiers Incorporated
and SCSC or to otherwise include language and/or designations agreed between LICENSOR and LICENSEE indicating an affiliation with Research Frontiers Incorporated and/or SCSC or to use trademarks specified by LICENSOR or SCSC on LICENSEE's Light Valve Control Units if required under applicable law.

6 	INSURANCE AND INDEMNIFICATION.

	6.1  Insurance.  LICENSEE shall
maintain at all times ample product
liability and other liability insurance
covering its products.

	6.2  Indemnification.  LICENSEE
hereby indemnifies and agrees to hold
harmless LICENSOR and SCSC and their
respective shareholders, officers,
directors, agents and employees (each,
an "Indemnified Party"), against any
liability, damage, loss, fine, penalty,
claim, cost or expense (including
reasonable costs of investigation and
settlement and attorneys', accountants'
 and other experts' fees and expenses)
arising out of any action or inaction
by LICENSEE or its suppliers relating to this Agreement including the manufacture, sale, use, incorporation into a vehicle, lease or other disposition of Light Valve
Control Units, and related materials, or other use of the information and rights granted hereunder. Any knowledge of
LICENSEE's supplier's activities by
LICENSOR or SCSC or their respective
representatives shall in no way impose
any liability on LICENSOR or SCSC or
reduce the responsibilities of LICENSEE
hereunder or relieve it from any of its
obligations and warranties under this
Agreement.

7	FUTURE PATENTS.

	7.1  Future Patents.  Each party, at
its cost, shall have the right to file
patent applications in the United States and in foreign countries covering any invention made by such party.

	7.2  Improvements and Modifications.

(a) Any future improvements or modifications invented or developed by or on behalf of LICENSEE, LICENSOR or SCSC after the Effective Date of this Agreement, if any, which relate in any way to or are useful in the design, operation, manufacture and assembly of Light Valve
Control Units, Light Vales and/or to the suspensions or other components used or usable in Light Valves shall not be included in this Agreement except as specifically provided herein. Upon written request by the non-inventing party, LICENSOR, SCSC, and LICENSEE shall negotiate with each other regarding the grant of nonexclusive rights and licenses to use such improvements and modifications, but neither party shall be obligated to grant such rights and licenses to one another.

	(b)  LICENSOR or SCSC, may voluntarily
add patents and/or patent applications to Schedule A hereof, provided however, that LICENSEE must agree in writing to accept such additional patents and patent applications for them to be validly added to Schedule A hereof. No disclosure of any information by LICENSOR or SCSC shall in any way establish a course of dealing or otherwise require LICENSOR or SCSC to make any future disclosure of information under this Agreement.

8	COMPLIANCE WITH LAWS

8.	Compliance with Laws

Whereas the PARTIES acknowledge that
the business operations including the
overseas activities and investments of
LICENSEE and its affiliated companies
are subject to the U.S. Foreign Corrupt P ractices Act ("FCPA") as well as other
"APPLICABLE LAWS" (as defined below) the PARTIES hereby confirm that they are aware of the APPLICABLE LAWS, and, in connection with the activities of the PARTIES related to this Agreement, the PARTIES hereby commit to strict compliance with such APPLICABLE LAWS and make the following representations and warranties as of the date of this Agreement and for the duration of this Agreement in connection with its activities related to this Agreement:

8.1	The PARTIES, for themselves and
on behalf of their "AFFILIATED PERSONS"
(as defined below) , represent, warrant
and covenant that:

a.	they and their AFFILIATED PERSONS
are solely responsible for complying, have to their best knowledge complied, and will comply, with APPLICABLE LAWS and have to their best knowledge not taken and will not take or fail to take any action, which act or omission would subject the respective other PARTY or its affiliated companies to liability under APPLICABLE LAWS;

b.	neither the PARTIES nor any
of its AFFILIATED PERSONS have, to
their or its best knowledge, offered,
 paid, given or loaned or promised to
pay, give or loan, or will offer, pay,
give or loan or promise to pay, give or
loan, directly or indirectly, money or
any other thing of value to or for the
benefit of any "GOVERNMENT OFFICIAL"
(as defined below), for the purposes of
corruptly (a) influencing any act or
decision of such GOVERNMENT OFFICIAL in
his official capacity, (b) inducing
such GOVERNMENT OFFICIAL to do or
omit to do any act in violation of
his lawful duty, (c) securing any
improper advantage or (d) inducing
such GOVERNMENT OFFICIAL to use his
influence with a "GOVERNMENT ENTITY"
(as defined below) to affect or
influence any act or decision of
that GOVERNMENT ENTITY, in each
instance to direct business to the
PARTIES or their affiliated companies; and

c.	in case the PARTIES or any of their
AFFILIATED PERSONS is or will become a
GOVERNMENT ENTITY or a GOVERNMENT OFFICIAL whose official duties include decisions to direct business to the respective other
PARTY or the same PARTY or its affiliated companies or to supervise, or otherwise control or direct the actions of, GOVERNMENT OFFICIALS who are in a position to direct business to the respective other
PARTY or the same PARTY or its affiliated companies, the PARTIES or the respective
AFFILIATED PERSONS have to make sure, that conflicts of interest will be excluded and to inform the respective other PARTY without undue delay about the measures taken.

d.	the PARTIES shall assist and
cooperate fully with the efforts of the
respective other PARTY to comply with
APPLICABLE LAWS. In particular, the
PARTIES shall keep accurate books and
records and PARTIES shall immediately
notify the respective other PARTY of
any information that bribes or other
improper payments are being requested,
made or offered in connection with this
Agreement. Upon request of a PARTY,
the respective other PARTY shall make
those records which are necessary for
PARTIES to verify the respective other
PARTY's compliance with the APPLICABLE
LAWS relating to this Agreement
available to a sworn auditor who is
obligated to observe secrecy and selected by the respective other PARTY. If such auditor notices any failure by a PARTY to comply with the APPLICABLE LAWS, such PARTY agrees that the auditor may disclose information relating to its failure to the respective other PARTY and, to the extent required by a legal demand by a competent court of law or government body, to third parties.

8.2	In no event will any Party
be obligated to another Party under
or in connection with this Agreement
to act or refrain from acting if such
Party believes that such act or
omission would cause such Party to
be in violation of APPLICABLE LAWS.
In no event will any Party be liable
to another Party for any act or omission which such Party believes is necessary to comply with APPLICABLE LAWS.

8.3	If a PARTY or any of their
AFFILIATED PERSONS breaches any of
the representations, warranties or
covenants in this Clause each of
which is deemed to be material and
continuously made throughout the
term of this Agreement, then, in
addition to any other rights, the
respective other PARTY may have
under this Agreement:

a.	the respective other PARTY
may declare a forfeit of any unpaid
amounts owing to the breaching PARTY
and will be entitled to repayment of
any amounts paid or credited to the
breaching PARTY, in each case, which
are prohibited by APPLICABLE LAWS; and

b.	the respective other PARTY
may immediately terminate this Agreement;
and

c.	the breaching PARTY shall,
upon first written request by the
respective other PARTY, indemnify
and hold harmless the respective
other PARTY in regard to any and
all cost and claims brought forward
against the respective other PARTY
arising out of any failure of the
breaching PARTY to comply with its
representations, warranties and
covenants of this Clause.

8.4	For purposes of this Clause,
the following terms have the meanings
set forth below:

a.	"APPLICABLE LAWS"" means the
U.S. Foreign Corrupt Practices Act and
German anti-corruption laws, without
regard to their jurisdictional limitations,
U.S. and German export control laws to the extent applicable the goods and or information which are subject of this Agreement, and all other laws, regulations, rules, orders, decrees or other directives carrying the force of law applicable to any activities engaged in by the PARTIES or any of their AFFILIATED PERSONS in connection with this Agreement, in each case as the same may be amended from time to time;

b. 	"AFFILIATED PERSONS" means the
PARTIES' officers, directors, employees, or agents, or any of their stockholders, principals or owners acting on its behalf or in its interests;

c. 	"GOVERNMENT ENTITY" means a
government or any department, agency or
instrumentality thereof (including any
company or other entity controlled by a
government), a political party or a
public international organization; and

d. 	"GOVERNMENT OFFICIAL" means any
officeholder, employee or other official
(including any immediate family member thereof) of a GOVERNMENT ENTITY, any person acting in an official capacity for a GOVERNMENT ENTITY or any candidate for political office.

9 INTELLECTUAL PROPERTY PROTECTION RESPONSIBILITIES.

	9.1  Proprietary Rights: Notices.  Upon
request of LICENSOR, LICENSEE shall provide appropriate notices of patents, or other similar notice of the patent rights of the other party on the Light Valve Control Units utilizing the patented inventions of LICENSOR or SCSC if the foregoing actions are required under applicable law.

	9.2  LICENSOR Exclusive Owner.  LICENSEE
hereby acknowledges LICENSOR and SCSC as purporting to be the sole and exclusive owners of the patents and patent applications listed on Schedule A, and that, except for the rights granted hereunder, LICENSEE shall not have any rights or attempt to assert any ownership rights in and to those patents and patent applications.

10 	TERM AND TERMINATION.

10. 1  Term.  The Agreement becomes
effective with the signature of the
last undersigning contract partner and
ends with the expiration of the last
patent being subject of this Agreement
in Schedule A (the "Term").

	10.2  Termination by LICENSEE. If
LICENSEE is no longer using any Intellectual
Property in its vehicles, LICENSEE may
terminate this Agreement at any time via certified letter upon at least six month prior to its termination. In case of termination of the Agreement prior to the expiration of the Term, LICENSEE will pay the Minimum Royalties due under section 3.2 hereof for that current
calendar year plus the further Minimum
Royalties being due under section 3.2
hereof for the following calendar year.

If the Agreement will be terminated by
LICENSEE on or before December 31, 2013,
LICENSEE pays the first fee, the second
fee and the Minimum Royalties for 2012
and 2013 due under section 3.2 hereof.

Regardless of the termination of this
Agreement by LICENSEE or LICENSOR and
for the avoidance of doubt LICENSOR
grants a license to the LICENSEE with
respect to the spare parts to be
manufactured, distributed and sold
by LICENSEE until the end of the
lifecycle of vehicles assembled with
LVCUs. The according royalty for each
such spare part will amount to
 [Confidential Information Omitted
and filed separately with the
Securities and Exchange Commission].



	10.3  Termination by LICENSOR.
LICENSOR may terminate this Agreement
at any time upon at least 30 days' notice to LICENSEE if LICENSEE is more than six months overdue on any payment and LICENSEE did not cure such default within thirty (30) days after two written notices thereof with a gap of four weeks sent from LICENSOR to LICENSEE.

	10.4  Effect of Termination.  If
this Agreement expires or is terminated
for any reason whatsoever, in addition
to any other remedies which one party
may have against the other, all of
LICENSEE's, and its subsidiaries' and
supplier's rights and licenses under this Agreement shall cease other than LICENCEE's right to make, have made, distribute and sell spare parts as aforesaid.

Notwithstanding the foregoing, LICENSEE's obligations to LICENSOR under Sections
3.1, 4.2, 6.1, 6.2, 7.2, 10.4, and Articles
8, 12, 13 and 14 shall survive any
termination or expiration of this Agreement.

11	SECTION 11 - INTENTIONALLY OMITTED

12	CONFIDENTIALITY.

	Each Party undertakes to treat as
confidential all technical and economic
information, especially intentions,
experience or findings and schemes to
which it is given access by the
respective other Party during the
duration of this Agreement, or which
it receives from the latter, for five
(5) full years following the date of
expiry of the Term and not to disclose
them to third parties or use them for
commercial purposes unless agreed
otherwise in writing between the Party.

	This confidentiality obligation
does not apply to information and
documents which

a)	were, demonstrably, already
known to the receiving Party prior
to the start of this co-operation;
b)	the receiving Party has,
demonstrably, lawfully received
from third parties;
c)	are generally known or
subsequently become generally
known without violation of the
obligations contained in this
Agreement;
d)	the receiving Party
demonstrably has developed within
the framework of its own independent
developments; or
e)	is required to be disclosed
by a party by law, regulatory
authority or pursuant to judicial order.

The Parties undertake to impose the
same obligations as taken on by the
Parties above on their employees and/or
sub-contractors who obtain knowledge
of such information and technical and
economic facts and experience, also for
the period following their resignation,
insofar as it is legally possible for
them to do so.

The Parties shall apply the same care
to secrecy as they adopt for the
handling of their own confidential information.

The terms and provisions of this
Agreement shall not be considered
confidential except that LICENSEE
may not disclose the minimum annual
royalty payments specified in
Article 3 or the  [Confidential
Information Omitted and filed separately with the Securities and Exchange Commission] without LICENSOR's prior written consent, and the parties hereto acknowledge that, pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, LICENSOR may file copies of this Agreement with the Securities and Exchange Commission and with NASDAQ and with any other stock exchange on which LICENSOR's securities may be listed.



13 	WARRANTIES AND REPRESENTATIONS.

	13.1  Reciprocal Representations.
Each party represents and warrants to the other that:

	13.1.1  Valid Agreement.  The
execution and delivery of this Agreement by the officer or representative so doing, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action by LICENSOR and LICENSEE and this Agreement is a valid and binding obligation enforceable against the parties in accordance with its terms, except to the extent limited by bankruptcy, insolvency, moratorium and other laws of general application relating to general equitable principles;

	13.1.2 No Conflicts.  Nothing
herein conflicts with its rights and
obligations pursuant to any agreement
by a party and any other entity; and

	13.1.3  Publicity. The parties
shall have the right to use
non-confidential information, including
but not limited to information concerning this Agreement, for investor relations and regulatory disclosure purposes.
For marketing, sales and public
relation purposes, the Parties may
refer to the respective other Party
by (i) disclosing the respective
other Party's company name and (ii)
disclosing the information about a
license agreement being concluded
between the Parties and (iii) informing
about the Transportation Vehicles
incorporating, inter alia, LICENSOR's
or SCSC's technology.

The Parties have to refrain from any
advertising that exploits the reputation of the respective other Party's brand for the sake of the Party's own business that would be considered "anlehnende Werbung" under German law. Notwithstanding the aforementioned, the Parties consent to the respective other Party's use of trademarks as may be necessary for the purpose of describing a product or describing whether a Party's technology is used in another Party's product.

Each party shall have the right, but
not the obligation, to approve any use
by the other party of the first party's
name, logo, or other information about
Light Valves or Light Valve Transportation
Vehicle Window Products, and to require
the correction of any inaccurate information.

	13.2  LICENSOR and SCSC Representations.
LICENSOR and SCSC each represents and warrants, for the benefit of LICENSEE, that:

	13.2.1  Title.  As of the date hereof,
LICENSOR and SCSC each represents and warrants that it has the right to convey the rights and licenses granted by this Agreement, and otherwise to perform its obligations under this Agreement. LICENSOR and SCSC has each caused its employees who are employed to do research, development, or other inventive work to disclose to it any invention or information within the scope of this Agreement and to assign to it rights in such inventions and information in order that LICENSEE shall receive, by virtue of this Agreement, the licenses granted to it under Section 2.1 hereof.

	13.2.2  Infringement.  As of the
date hereof, neither LICENSOR nor SCSC
is aware of any claim for patent
infringement or the misappropriation
of trade secrets, being asserted against it by any third party; or of any infringement of the patents listed on Schedule A hereto by any entity.

	13.2.3 Patents in Force.  To the
best of LICENSOR's and SCSC's knowledge
with respect to their own intellectual
property, all of the patents listed on
Schedule A hereto are currently in force.

LICENSOR assumes no obligation for the
future costs for the maintenance of
the intellectual property rights listed
in Schedule A and shall not be obligated to maintain such intellectual property rights.

	13.3 No Warranty.  LICENSOR,
SCSC and LICENSEE make no guaranty
or warranty to one another under
this Agreement (a) that LICENSEE
will be able to develop, manufacture,
sell or otherwise commercialize Light
Valve Control Units, or (b) as to the
validity of any patent.

14	 MISCELLANEOUS.

	14.1  Applicable Law.  This
Agreement shall be construed in
accordance with and governed by
the laws of Switzerland. Any
dispute, controversies or
differences which may arise
out of or in connection with
the interpretation or performance
of this Agreement that cannot be
resolved by mutually amicable
arrangement between the parties
hereto shall be finally settled
according the Rules of Arbitration
of the International Chamber of
Commerce by one or more arbitrators
appointed in accordance with the said
Rules. The number of arbitrators shall
be three. The Chairman shall be of
juridical education. The place of
arbitration shall be London, UK.
The language to be used in the
arbitral proceedings shall be
English.

	14.2  Confidentiality In
Court Proceeding.  In order to
protect and preserve the confidential
information of a party which the
parties recognize may be exchanged
pursuant to the provisions of this
Agreement, the disclosing party may
request, and the receiving party
shall not oppose, the court in any
action relating to this Agreement
to enter a protective order to
protect information which is
confidential information under
Section 12 and to seal the record
in the action or to hold the
proceedings, or portion of the
proceedings, in camera; provided,
that the requested terms do not
prejudice the receiving party's
interests.  Nothing, however, shall
preclude either party from thereafter
moving to unseal its own records or
to have matter and information
designated as confidential under
any relevant protective order
designated otherwise in accordance
with the circumstances as they
shall appear at that time.

	14.3  Severability.  If any
provision of this Agreement is
declared or found to be illegal,
unenforceable or void, the parties
shall negotiate in good faith to
agree upon a substitute provision
that is legal and enforceable and
is as nearly as possible consistent
with the intentions underlying the
original provision.  If the remainder
of this Agreement is not materially
affected by such declaration or
finding and is capable of substantial
performance, then the remainder
shall be enforced to the extent
permitted by law.

	14.4  Waiver.  Unless agreed
to by the parties in writing to the
contrary, the failure of either party
to insist in any one or more instances
upon the strict performance of any one
or more of the provisions of this
Agreement, or to exercise any right
contained in this Agreement or
provided by law, shall not
constitute or be construed as a
waiver or relinquishment of the
performance of such provision or
right or the right subsequently
to demand such strict performance
or exercise of such right, and the
rights and obligations of the
parties shall continue unchanged
and remain in full force and effect.

	14.5  Captions.  The captions a
nd headings in this Agreement are
inserted for convenience and
reference only and in no way
define or limit the scope or
content of this Agreement and
shall not affect the interpretation
of its provisions.

	14.6  Assignment. This
Agreement shall be binding on and
shall inure to the benefit of the
parties and their successors and
assigns.  LICENSOR or SCSC may
assign all of its rights and
obligations hereunder to any
successor to any of its business
interests or to any company
controlling or controlled by
LICENSOR. All assignees shall
expressly assume in writing the
performance of all the terms and
conditions of this Agreement to
be performed by the assigning
party, and an originally signed
instrument of such assumption
and assignment shall be delivered
to the non-assigning party within
30 days of the execution of such
instrument.

	14.7  Schedules.  All
Schedules attached to this
Agreement shall be deemed to be
a part of this Agreement as if
set forth fully in this Agreement.

	14.8  Entire Agreement.
This Agreement constitutes the
entire understanding and agreement
between LICENSOR, SCSC  and LICENSEE
with respect to the subject matter
hereof, supersedes all prior
agreements, proposals, understandings,
 letters of intent, negotiations and
discussions with respect to the
subject matter hereof and can be
modified, amended, supplemented or
changed only by an agreement in
writing which makes specific
reference to this Agreement and
which is executed in writing by
the parties; provided, however,
that either party may unilaterally
waive in writing any provision
imposing an obligation on the
other.

	14.9  Notices.  Any notice
required or permitted to be given
or made in this Agreement shall be
in writing and shall be deemed
given on the earliest of (i)
actual receipt, irrespective of
method of delivery, (ii) on the
delivery day following dispatch
if sent by express mail (or
similar next day courier service),
or (iii) on the sixth day after
mailing by registered or certified
air mail, return receipt requested,
postage prepaid and addressed as
follows:

LICENSOR:

	Joseph M. Harary, President and CEO
	Research Frontiers Incorporated
	240 Crossways Park Drive
	Woodbury, New York 11797-2033 USA
	Facsimile:	(516) 364-3798
	Telephone: 	(516) 364-1902

SCSC:
	Mr. John Petraglia, CEO
	SPD Control Systems Corporation
	CEWIT/SBU R&D Park
	1500 Stony Brook Road
	Stony Brook, New York 11794-6040
	Facsimile:	(631) 776-8501
	Telephone:	(631) 776-8500

LICENSEE:

 [Confidential Information Omitted and filed separately with the Securities and
Exchange Commission]


or to such substitute addresses and persons as a party may designate to the other from time to time by written notice in accordance with this provision.

	14.10 Bankruptcy Code.  In the
event that any party hereto should file
a petition under the national bankruptcy laws, or that an involuntary petition shall be filed against such party, the parties intend that the non-filing party shall be protected in the continued enjoyment of its rights hereunder to the maximum feasible extent. Each party agrees that it will give the other parties immediate notice of the filing of any voluntary or involuntary petition under the federal bankruptcy laws.

	14.11  Construction.  This
Agreement and the exhibits hereto
have been drafted jointly by the
parties and in the event of any
ambiguities in the language hereof,
there shall no be inference drawn
in favor or against either party.

	14.12  Counterparts.  This
Agreement may be executed in any
number of counterparts, each of
which shall be deemed an original,
but all of which shall constitute
one and the same instrument.

	14.13 Status of the Parties.
The status of the parties under this
Agreement shall be solely that of
independent contractors. No party
shall have the right to enter into
any agreements on behalf of the other
party nor shall it represent to any
person that it has such right or
authority.

	The parties, through their
duly authorized representatives,
and intending to be legally bound,
have executed this Agreement, as of
the date and year first above written,
whereupon it became effective in
accordance with its terms.

RESEARCH FRONTIERS INCORPORATED


By:____________________________________
Joseph M. Harary, President
Date: December 22, 2010

SPD CONTROL SYSTEMS CORPORATION


By:____________________________________
John Petraglia, CEO
Date: December  22, 2010



DAIMLER AG


By:______________________________	By:______________________________

Date: December 22, 2010


Schedule A
(As of the Effective Date)

Research Frontiers Intellectual Property:

LIST OF UNITED STATES, INTERNATIONAL AND
FOREIGN PATENTS AND PATENT APPLICATIONS

						Date	   Expiration
Patents in the United States			Issued     Date

6,804,040			Albert P. Malvino, et al
"Method and Device for Controlling Voltage Provided
to a Suspended Particle Device" 		10/12/04   02/13/23

6,897,997				Albert P. Malvino
"Method and Device for Controlling Voltage Provided to
a Suspended Particle Device" 			05/24/05   02/13/23
 			(continuation-in-part of 6,804,040)

7,417,785            			Albert P. Malvino
"Methods and Circuits for
Distributing Powerto SPD Loads"                	08/26/08   01/18/25


PENDING UNITED STATES APPLICATIONS

Serial Number					Filing Date


[Confidential Information Omitted and filed separately with the Securities and Exchange Commission]



     PENDING INTERNATIONAL APPLICATIONS
Serial Number					Filing Date

 [Confidential Information Omitted and filed separately with the Securities and Exchange Commission]


SCSC Intellectual Property

LIST OF UNITED STATES, INTERNATIONAL AND
FOREIGN PATENTS AND PATENT APPLICATIONS
ASSIGNED TO
SPD CONTROL SYSTEMS CORPORATION

					Date	   Expiration
Patents in the United States		Issued    Date

7,800,812 		Jay Moskowitz	08/11/10   09/23/26

"Intelligent SPD control apparatus with scalable networking capabilities for window and multimedia applications"


Abstract: A scalable apparatus and a network environment dynamically changes the light transparency of a single SPD device, a small number of SPD devices or thousands of such SPD devices installed in windows in automobiles, aircraft, trains, marine vehicles, residential homes, commercial buildings and skyscrapers. A scalable apparatus and a network environment dynamically changes the light transparency of a single SPD device or thousands of such SPD devices in the presentation of a multi-media special effects display. Textual messages, graphical images and simulated motion effects are driven. Such scalable apparatus being capable of driving and using several operational parameters of SPD materials such as frequency range, AC voltage and temperature so as to provide fine control of SPD characteristics such as switching speed and power consumption.

PENDING UNITED STATES APPLICATIONS


 [Confidential Information Omitted and filed separately with the Securities and Exchange Commission]